                                                                   EXHIBIT 99.3

CASE NAME:      KEVCO HOLDING, INC.                               ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------          ------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      OCTOBER 11, 2001
--------------------------------------           ------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------          ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                      OCTOBER 11, 2001
---------------------------------------          ------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO HOLDING, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11


COMPARATIVE BALANCE SHEET

                                                                            SCHEDULED           MONTH             MONTH
ASSETS                                                                        AMOUNT            JUL-01          AUGUST-01     MONTH
------                                                                     -----------        ----------        ----------    -----
1.      Unrestricted Cash (FOOTNOTE)                                               232             4,631                 0
2.      Restricted Cash
3.      Total Cash                                                                 232             4,631                 0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                                                          0                 0                 0
9.      Total Current Assets                                                       232             4,631                 0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                                              0                 0                 0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List) (FOOTNOTE)         95,356,800                 0                 0
15.     Other (Attach List)                                                 14,496,631        14,496,631        14,496,631
16.     Total Assets                                                       109,853,663        14,501,262        14,496,631

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                                            0                 0
23.     Total Post Petition Liabilities                                                                0                 0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                             75,885,064        15,071,491        14,930,296
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                                                328,039,345       321,192,806       321,188,722
28.     Total Pre Petition Liabilities                                     403,924,409       336,264,297       336,119,018
29.     Total Liabilities                                                  403,924,409       336,264,297       336,119,018

EQUITY

30.     Pre Petition Owners' Equity                                                         (294,070,746)     (294,070,746)
31.     Post Petition Cumulative Profit Or (Loss)                                            (88,505,859)      (88,506,406)
32.     Direct Charges To Equity (FOOTNOTE)                                                   60,813,570        60,954,765
33.     Total Equity                                                                        (321,763,035)     (321,622,387)
34.     Total Liabilities and Equity                                                          14,501,262        14,496,631

This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                            SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                 SCHEDULED          MONTH              MONTH
ASSETS                                             AMOUNT           JUL-01           AUGUST-01         MONTH
-----                                            ---------          ------           ---------         -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                              0                0                 0

A.      Goodwill: SSS                             6,097,280
B.      Goodwill: Bowen                          13,569,437
C.      Goodwill: BTE                             1,657,846
D.      Goodwill: Shelter                        74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                          95,356,800                0                 0

A.      Investment in Subsidiaries               14,496,631       14,496,631        14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                    14,496,631       14,496,631        14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                     0                 0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)            199,539,345      192,692,806       192,688,722
B.      10 3/8% Senior Sub. Notes               105,000,000      105,000,000       105,000,000
C.      Sr. Sub. Exchangeable Notes              23,500,000       23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                          328,039,345      321,192,806       321,188,722

CASE NAME:      KEVCO HOLDING, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11

INCOME STATEMENT

                                                 MONTH                MONTH                         QUARTER
REVENUES                                        JUL-01              AUGUST-01          MONTH         TOTAL
--------                                        ------              ---------          -----         -----
1.    Gross Revenues                                                                                      0
2.    Less: Returns & Discounts                                                                           0
3.    Net Revenue                                      0                  0                               0

COST OF GOODS SOLD

4.    Material                                                                                            0
5.    Direct Labor                                                                                        0
6.    Direct Overhead                                                                                     0
7.    Total Cost Of Goods Sold                         0                  0                               0
8.    Gross Profit                                     0                  0                               0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                      0
10.   Selling & Marketing                                                                                 0
11.   General & Administrative                                          507                             507
12.   Rent & Lease                                                                                        0
13.   Other (Attach List)                                                40                              40
14.   Total Operating Expenses                         0                547                             547
15.   Income Before Non-Operating
      Income & Expense                                 0               (547)                           (547)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                  0                  0                               0
17.   Non-Operating Expense (Att List)                 0                  0                               0
18.   Interest Expense                                                                                    0
19.   Depreciation / Depletion                                                                            0
20.   Amortization                                                                                        0
21.   Other (Attach List)                     (1,636,742)                 0                      (1,636,742)
22.   Net Other Income & Expenses             (1,636,742)                 0                      (1,636,742)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                   0
24.   U.S. Trustee Fees                                                                                   0
25.   Other (Attach List)                                                                                 0
26.   Total Reorganization Expenses                    0                                                  0
27.   Income Tax                                                                                          0
28.   Net Profit (Loss)                       (1,636,742)              (547)                     (1,637,289)


This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                            ACCRUAL BASIS - 2

INCOME STATEMENT

                                                  MONTH               MONTH                           QUARTER
OPERATING EXPENSES                                JUL-01             AUGUST-01         MONTH           TOTAL
------------------                                ------             ---------         -----          -------
A.    Payroll Tax                                                         40                                 40
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL OTHER OPERATING EXPENSES - LINE 13                 0                40                                 40

OTHER INCOME & EXPENSES

A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0
  TOTAL NON-OPERATING
     INCOME - LINE 16                                    0                 0                                  0

A.    Write off of Goodwill (FOOTNOTE)          (1,636,742)                                          (1,636,742)
B.
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

 TOTAL NON-OPERATING EXPENSE -
        LINE 21                                 (1,636,742)                0                         (1,636,742)

REORGANIZATION EXPENSES

A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0
TOTAL OTHER REORGANIZATION
    EXPENSES - LINE 25                                   0                 0                                  0

CASE NAME:      KEVCO HOLDING, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11

CASH RECEIPTS AND                                   MONTH             MONTH                            QUARTER
DISBURSEMENTS                                       JUL-01          AUGUST-01          MONTH            TOTAL
-----------------                                   ------          ---------          -----           -------
1.    Cash - Beginning Of Month                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Interco. Transfer)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                AUGUST, 2001
CASE NUMBER:    401-40785-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP      MFG         MGMT      HOLDING     COMP     KEVCO INC       TOTAL
                                                -------    -------    ---------    -------    -----     ---------    ---------
   1    CASH-BEGINNING OF MONTH                      --    153,739    4,259,402     4,631     5,668       1,000      4,424,440

     RECEIPTS FROM OPERATIONS
   2    CASH SALES                                   --         --                                                          --
     COLLECTION OF ACCOUNTS RECEIVABLE
   3    PRE PETITION                                 --         --                                                          --
   4    POST PETITION                                           --                                                          --

   5    TOTAL OPERATING RECEIPTS                     --         --           --        --        --          --             --

     NON OPERATING RECEIPTS
   6    LOANS & ADVANCES                                        --                                                          --
   7    SALE OF ASSETS                                     250,000                                                     250,000
   8    OTHER                                    53,554     60,449        7,229        --        --          --        121,232
         INTERCOMPANY TRANSFERS                  97,483    (10,425)     (77,851)   (4,084)   (5,123)                        --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE
                RENT
                PAYROLL TAX ADVANCE RETURNED
                MISC.                            53,554     60,247                               --
                INTEREST INCOME                                202        7,229

   9    TOTAL NON OPERATING RECEIPTS            151,037    300,024      (70,622)   (4,084)   (5,123)         --        371,232

  10    TOTAL RECEIPTS                          151,037    300,024      (70,622)   (4,084)   (5,123)         --        371,232

  11    CASH AVAILABLE                          151,037    453,763    4,188,780       547       545       1,000      4,795,672

     OPERATING DISBURSEMENTS
  12    NET PAYROLL                              99,215                 128,012                                        227,227
  13    PAYROLL TAXES PAID                                      --       90,139                                         90,139
  14    SALES, USE & OTHER TAXES PAID                           --                                                          --
  15    SECURED/RENTAL/LEASES                                   --       14,708                                         14,708
  16    UTILITIES                                 3,170         79        8,130                                         11,379
  17    INSURANCE                                               --       55,317                                         55,317
  18    INVENTORY PURCHASES                                     --                                                          --
  19    VEHICLE EXPENSE                                         --                                                          --
  20    TRAVEL                                                  --                                                          --
  21    ENTERTAINMENT                                           --                                                          --
  22    REPAIRS & MAINTENANCE                                   --           32                                             32
  23    SUPPLIES                                    581         --          195                                            776
  24    ADVERTISING                                                                                                         --
  25    OTHER                                    48,071    303,179        9,916       547       545          --        362,258
              LOAN PAYMENTS                                250,000                                                     250,000
                FREIGHT                          12,357         --                                                      12,357
                CONTRACT LABOR                                  --        5,659                                          5,659
                401 K PAYMENTS                                  --                                                          --
                PAYROLL TAX ADVANCE ADP                                                                                     --
                WAGE GARNISHMENTS                                                                                           --
                MISC.                            35,714     53,179        4,257       547       545                     94,242

  26    TOTAL OPERATING DISBURSEMENTS           151,037    303,258      306,449       547       545          --        761,836

     REORGANIZATION DISBURSEMENTS
  27    PROFESSIONAL FEES                                       --      232,374                                        232,374
  28    US TRUSTEE FEES                                         --       31,250                                         31,250
  29    OTHER                                                                                                               --
  30    TOTAL REORGANIZATION EXPENSE                 --         --      263,624        --        --          --        263,624

  31    TOTAL DISBURSEMENTS                     151,037    303,258      570,073       547       545          --      1,025,460

  32    NET CASH FLOW                                --     (3,234)    (640,695)   (4,631)   (5,668)         --       (654,228)

  33    CASH- END OF MONTH                           --    150,505    3,618,707        --        --       1,000      3,770,212

CASE NAME:      KEVCO HOLDING, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                                SCHEDULED             MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               JUL-01         AUGUST-01             MONTH
-------------------------                       ---------             ------         ---------             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                           0                  0                0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                           0                  0                0                  0

AGING OF POST PETITION                                  MONTH:    AUGUST-01
TAXES AND PAYABLES                                             ---------------

                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             -----            -----
1.  Federal                                                                                                  0
2.  State                                                                                                    0
3.  Local                                                                                                    0
4.  Other (Attach List)             0                 0                  0                 0                 0
5.  Total Taxes Payable             0                 0                  0                 0                 0
6.  Accounts Payable                                                                                         0

                                                         MONTH:    AUGUST-01
                                                               ---------------
STATUS OF POST PETITION TAXES

                                           BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                    -------------      ---------------     -------------        ----------
1.  Withholding **                                                                                              0
2.  FICA - Employee **                                                                                          0
3.  FICA - Employer **                                                                                          0
4.  Unemployment                                                                                                0
5.  Income                                                                                                      0
6.  Other (Attach List)                                0                                                        0
7.  Total Federal Taxes                                0                    0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                                 0
9.  Sales                                                                                                       0
10. Excise                                                                                                      0
11. Unemployment                                                                                                0
12. Real Property                                                                                               0
13. Personal Property                                                                                           0
14. Other (Attach List)                                                                                         0
15. Total State And Local                              0                    0                0                  0
16. Total Taxes                                        0                    0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                       MONTH:     AUGUST-01
                                                              ----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.   BANK:                                                                         Other Accounts              TOTAL
B.   ACCOUNT NUMBER:                                                                (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                     0
2.   Add: Total Deposits Not Credited                                                                               0
3.   Subtract: Outstanding Checks                                                                                   0
4.   Other Reconciling Items                                                                                        0
5.   Month End Balance Per Books                                                                                    0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT           PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------         ----------           --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                            0                 0

CASH

12.  Currency On Hand                                                                                               0
13.  Total Cash - End of Month                                                                                      0


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                          ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11
                                                        MONTH:    AUGUST-01
                                                              ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF       AMOUNT       TOTAL PAID
                NAME                  PAYMENT        PAID          TO DATE
                ----                  -------       ------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                           0                0


                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                               TOTAL
                                        AUTHORIZING      AMOUNT         AMOUNT    TOTAL PAID     INCURRED
NAME                                      PAYMENT       APPROVED         PAID       TO DATE     & UNPAID*
----                                    -----------     --------        ------    ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                            0             0             0            0

*  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                               SCHEDULED       AMOUNTS            TOTAL
                                MONTHLY         PAID             UNPAID
                               PAYMENTS        DURING             POST
        NAME OF CREDITOR         DUE           MONTH            PETITION
        ----------------       --------        -------          --------
1.  Bank of America                                  0         14,930,296
2.
3.
4.
5.  (Attach List)
6.  TOTAL                             0             0          14,930,296

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11
                                                        MONTH:    AUGUST-01
                                                              ----------------
QUESTIONNAIRE

                                                                                       YES      NO
                                                                                       ---      --
1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                            X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                        X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                           X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?             X

5.    Have any Post Petition Loans been received by the debtor from any party?                   X

6.    Are any Post Petition Payroll Taxes past due?                                              X

7.    Are any Post Petition State or Federal Income Taxes past due?                              X

8.    Are any Post Petition Real Estate Taxes past due?                                          X

9.    Are any other Post Petition Taxes past due?                                                X

10.   Are any amounts owed to Post Petition creditors delinquent?                                X

11.   Have any Pre Petition Taxes been paid during the reporting period?                         X

12.   Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                       YES      NO
                                                                                       ---      --
1.    Are Worker's Compensation, General Liability and other necessary
      insurance coverages in effect?                                                     X

2.    Are all premium payments paid current?                                             X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

         TYPE OF POLICY                 CARRIER                 PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
         --------------                 -------                 --------------          --------------------------
General Liability                  Liberty Mutual                9/1/00-3/1/02          Semi-Annual        $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                           ACCRUAL BASIS

                                                           MONTH:   AUGUST-01
                                                                  -------------

ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER           FOOTNOTE/EXPLANATION
-------         -----------           --------------------
1                     1               Pursuant to a February 12, 2001 Order (1) Authorizing Continued
3                     1               Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                      Existing Corporate Bank Accounts and Cash Management System; and
                                      (3) Extending Time to Comply with 11 U.S.C. Section 345
                                      Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                      1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case
                                      No. 401-40788-BJH). Accordingly, all cash receipts and
                                      disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                                      Kevco, Inc. and its subsidiaries is included in this report as a
                                      Supplement to Accrual Basis -3. Debtor closed its petty cash account during August.

1                    14               Kevco Holding, Inc. is the holding company for Kevco
2                    21A              Manufacturing, LP (Case No. 00-40784-BJH) and Kevco Distribution,
                                      LP (Case No. 00-40789-BJH). In conjunction with the asset sales recorded in Kevco Manufacturing LP's and Kevco Distribution LP's
                                      books and records (see prior Monthly Operating Reports for details), losses were recorded on this Debtor's income statement for its write-off of related goodwill.

1                    24               The direct charges to equity are due to the secured debt
1                    32               reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco
                                      Distribution, as well as direct cash payments of $25 million. The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                      401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                      (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                    27A              Intercompany payables are to co-debtors Kevco Management Co.
                                      (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                      401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                      401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                      401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                                      GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc.
                                      (Case No. 401-40790-BJH-11).
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